UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2001
                               (October 15, 2001)


                                  ACOLA CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                   11-3177042
          DELAWARE                000-30264                (IRS EMPLOYER
 (STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)     IDENTIFICATION NO.)



                       8303 SOUTHWEST FREEWAY, SUITE 950
                              HOUSTON, TEXAS 77074
    (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (713) 270-9499
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The appropriate financial statements are filed herewith as Annex A.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The appropriate pro forma financial information relating to the acquisition is filed herewith as Annex B.

         (c)      EXHIBITS.

         None


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATE:   December 28, 2001.         Acola Corp.



                                   By: /s/ Robert B. Dillon
                                       ---------------------------------
                                       Robert B. Dillon
                                       President and Chief Executive Officer




ANNEX A

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Acola Corp.
Houston, Texas

We have audited the accompanying balance sheet of Acola Corp. (a Development Stage Company) as of September 30, 2001, and the related statement of operations, changes in stockholders' equity, and cash flows for the period July 10, 2001 (date of inception) through September 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Acola Corp. at September 30, 2001 and the results of its operations and its cash flows for the period July 10, 2001 (date of inception) through September 30, 2001, in conformity with generally accepted accounting principles in the United States.

As more fully discussed in Note A to the financial statements, Acola Corp. was incorporated on July 10, 2001 for the purpose of merging with MegaChain.com, Ltd. a public shell with minimal assets and operations. The Company's continuation as a going concern is dependent upon its ability to raise sufficient debt and equity capital with which to pursue its business plan. Also critical to the success of the Company is the successful negotiations of an agreement with Ozelle Pharmaceuticals, Inc. regarding the Company's interest in acquiring an exclusive distribution right to a pharmaceutical product. As reflected in Note D to the financial statements, the acquisition of the distribution rights did not occur on December 14, 2001, the extended closing date. If the Company is unable to obtain the distribution rights and raise significant debt and equity capital, it is unlikely that it will remain in business.

The accompanying financial statements have been prepared assuming that the Company will remain a going concern. The above noted matters raise substantial doubt about the Company's ability to do so. These matters and some of management's plans are more fully discussed in the notes to the financial statements. These financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ HARPER and PEARSON COMPANY

Houston, Texas
December 27, 2001




                             ACOLA CORP.
                    (A DEVELOPMENT STAGE COMPANY)
                            BALANCE SHEET
                         September 30, 2001


ASSETS

CURRENT ASSETS
   Cash and cash equivalents                       $  201,320
   Due from shareholders                              300,098
                                                   ----------
TOTAL CURRENT ASSETS                                  501,418
                                                   ----------
TOTAL ASSETS                                       $  501,418
                                                   ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

STOCKHOLDERS' EQUITY
   Common stock, $.001 par value; 1,500
   shares authorized; 1,500 shares
   issued and outstanding as of
   September 30, 2001                              $        2
   Additional paid-in capital                         501,498
   Retained deficit                                       (82)
                                                   ----------
TOTAL STOCKHOLDERS' EQUITY                            501,418
                                                   ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $  501,418
                                                   ==========


See accompanying notes.





                           ACOLA CORP.
                  (A DEVELOPMENT STAGE COMPANY)
                     STATEMENT OF OPERATIONS
  JUly 10, 2001 (date of inception) through September 30, 2001


EXPENSES
   General and administrative                         $      411
                                                     -----------
TOTAL EXPENSES                                               411
                                                     -----------
LOSS FROM OPERATIONS                                        (411)

INTEREST INCOME                                              329
                                                     -----------

NET LOSS                                              $     ( 82)
                                                      ==========


BASIC AND DILUTED LOSS
PER SHARE OF COMMON STOCK                             $    (0.05)
                                                      ==========

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
   OUTSTANDING                                             1,500
                                                      ==========


See accompanying notes.










                               ACOLA CORP.
                      (A DEVELOPMENT STAGE COMPANY)
      STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY JUly 10, 2001 (date of inception) through September 30, 2001

                              Additional
                     Common    Paid-In        Retained
                     Stock     Capital        Deficit          Total
                     ------   ----------    ------------     ---------
Issuance of
common stock         $   2    $  501,498    $         -      $ 501,500

Net loss                 -             -            (82)           (82)

Balance at           ------   ----------   -------------     ---------
September 30,2001    $   2    $  501,498    $       (82)     $ 501,418
                     ======   ==========   =============     =========


See accompanying notes






                           ACOLA CORP.
                  (A DEVELOPMENT STAGE COMPANY)
                      STATEMENT OF CASH FLOW
  JUly 10, 2001 (date of inception) through September 30, 2001


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                $(     82)
                                                           ---------

   Net cash used in operating activities                    (     82)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Issuance of common stock, net                           $ 201,402
                                                           ---------

   Net cash provided in financing activities                 201,402

NET INCREASE IN CASH                                         201,320

CASH - BEGINNING OF PERIOD                                         0
                                                           ---------

CASH - END OF PERIOD                                       $ 201,320
                                                           =========


See accompanying notes.






                                  ACOLA CORP.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 2001


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION - Acola Corp. ("Acola" or "the Company") was incorporated in Delaware on July 10, 2001. The Company plans to be a biopharmaceutical organization in order to meet certain of the international needs of Ozelle Pharmaceuticals, Inc. ("Ozelle") in distributing the trademarked drug, Anvirzel(TM) for the treatment of various forms of cancers as well as viral diseases. Refer to Note D for further information on the Company's negotiations with Ozelle.

MANAGEMENT'S ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. While it is believed that such estimates are reasonable, actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS - The Company considers all highly liquid debt instruments having maturities of three months or less at the date of purchase to be cash equivalents.

FINANCIAL INSTRUMENTS FAIR VALUE - The carrying values of the Company's financial instruments, which are limited to cash and cash equivalents and due from shareholders approximate their respective fair values due to their relative short maturities.

NOTE B - CONDITIONS AFFECTING ONGOING OPERATIONS

In its brief history, the Company has incurred a net loss. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to successfully complete its negotiations with Ozelle to obtain certain distribution rights more fully discussed in Note D, and ultimately to attain profitability. Management's plans regarding operation of the Company include merging its operations with MegaChain.com, Ltd. ("MegaChain"). On October 15, 2001, MegaChain, a Delaware corporation, acquired 100% of the equity interests in the Company with the Company changing its name to MCGL Acquisition Corp. and continuing as a wholly owned subsidiary of the Company. See Note D.

NOTE C - DUE FROM SHAREHOLDERS/RELATED PARTY ACTIVITY

Amounts due from shareholders represent unpaid balances to purchase common stock and these amounts are non-interest bearing. All amounts were collected by December 17, 2001. At September 30, 2001, certain shareholders provided minimal office services without charge to the Company.





                                  ACOLA CORP.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 2001


NOTE D - SUBSEQUENT EVENTS

On October 15, 2001, the Company and MegaChain, a Delaware corporation, completed the transactions contemplated by the Agreement and Plan of Reorganization (the "Agreement") dated September 18, 2001 and attached to Form 8-K, as previously filed on October 26, 2001, as exhibit "4," pursuant to which MegaChain acquired 100% of the equity interests in the Company with the Company changing its name to MCGL Acquisition Corp. and continuing as a wholly-owned subsidiary of MegaChain. The reorganization was completed by the issuance of 15,000,000 shares (in excess of a majority) of the MegaChain common stock, 100 shares of Series A Preferred Stock, 150,000 shares of Series B Preferred Stock and the payment of $280,000 to the Stockholders of MegaChain in exchange for 100% of the equity interests of Acola. MegaChain then changed its name to Acola Corp. ("Acola Corp.") after completion of the reorganization process.

Acola will account for the acquisition as a reverse acquisition of MegaChain under the purchase method of accounting. Consequently, the historical financial statements of Acola prior to the acquisition will become the financial statements of the Company, and the results of operations of MegaChain will be combined with Acola effective with the acquisition. As a result of the acquisition, the former equity holders of the Company now own approximately 99.9% of the voting stock of MegaChain, which has changed its name to Acola Corp. Coincident with this transaction, Acola Corp. has filed on Forms 8-K with the Securities and Exchange Commission notice of the transaction and notice of a change of its independent accountants.

Acola Corp. is negotiating an agreement with Ozelle Pharmaceuticals, Inc., a privately held Nevada corporation ("Ozelle") to acquire the exclusive, 20-year Mexico distribution rights ("Rights") to AnvirzelTM and all of its related and derivative products ("Products"). AnvirzelTM is a unique, patented, botanical drug for the treatment of certain cancers, HIV/AIDS, and Hepatitis C. For the sum of $2,006,000, payable to Ozelle and $2,394,000 payable to Addko, Inc., current owner of the distribution rights, Acola Corp. will be granted (i) the exclusive distribution rights to Anvirzel(TM) in the Republic of Mexico, and
(ii) 236,000 shares of common stock of Ozelle. At December 27, 2001, the date of this report, the Company has been unable to successfully conclude the negotiations with Ozelle to obtain the distribution rights and to raise adequate capital with which to pay Ozelle and Addko.

On September 11, 2001, Acola delivered earnest money of $200,000 to Akin, Gump, Strauss, Hauer and Field, L.L.P., as attorneys for Ozelle. This amount was included in cash and cash equivalents on the accompanying balance sheet. The $200,000 was released to Ozelle on October 18, 2001 and applied toward the acquisition price of the distribution rights and the Ozelle stock. The earnest money will be retained by Ozelle as its sole remedy in the event of Acola's default or returned to Acola in the event of Ozelle's default on the Agreement. In the event the Company defaults on the agreement and Ozelle retains the $200,000, Acola is to receive 23,529 shares of Ozelle common stock in consideration therefore, under the terms of the Agreement. Because Ozelle is a privately owned entity, it is not possible at this time to determine the current or future value of the Ozelle common stock.


                                  ACOLA CORP.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 2001


Closing of the acquisition was to occur on or before December 1, 2001. On December 1, 2001 an extension to December 14, 2001 was granted allowing additional time to conclude the acquisition of the Distributions Rights. As of December 27, 2001, Acola is continuing discussions with Ozelle to renew its option to acquire the Rights. At December 27, 2001, management of the Company is not able to predict whether they will be successful in acquiring the distribution rights, however negotiations are continuing.

Should the Company be unsuccessful in raising substantial amounts of debt or equity financing, or in its negotiations to acquire the distribution rights it is unlikely that the Company will achieve its business plan and may cease as a going concern at that time.



ANNEX B

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma condensed consolidated balance sheet includes the Acola balance sheet at September 30, 2001 and reflects the pro forma acquisition of the Company by MegaChain.com, Ltd. ("MegaChain") on October 15, 2001, as if it had occurred on September 30, 2001 and includes all material adjustments considered necessary by management for presentation in accordance with generally accepted accounting principles. The balance sheet of MegaChain has not been audited.

The unaudited pro forma condensed consolidated statement of operations includes the Acola income statement for period July 10, 2001 (date of inception) through September 30, 2001 consolidated with MegaChain, as if the acquisition had occurred on July 1, 2001. The statement of operations of MegaChain has not been audited.

The pro forma financial data does not purport to represent what Acola Corp.'s combined financial position or results of operations would actually have been if such transactions in fact had occurred on these dates and are not necessarily representative of Acola Corp.'s combined financial position or results of operations for any future period. Since the acquired entity was not under common control or management prior to its acquisition by MegaChain, the historical combined results may not be comparable to, or indicative of, future performance. No reliance should be placed on the pro forma financial statements reflected herein.




                                         ACOLA CORP.
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 2001

                             MegaChain.com, Ltd.   Acola Corp.   Pro Forma
                                 (Unaudited)        (Audited)   Adjustments     Total
                             -------------------  ------------- -----------  ----------
ASSETS

CURRENT ASSETS
   Cash and cash equivalents    $   20,415           $  201,320           -  $  221,735
   Miscellaneous receivables         1,815                    -           -       1,815
   Due from shareholders                 -              300,098           -     300,098
                                ----------           ---------- -----------  ----------
TOTAL CURRENT ASSETS                22,230              501,418           -  $  523,648
                                ----------           ---------- -----------  ----------
TOTAL ASSETS                    $   22,230           $  501,418           -  $  523,648
                                ==========           ========== ===========  ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable and
   accrued expenses             $   16,161           $        -           -  $   16,161
                                ----------           ---------- -----------  ----------
TOTAL CURRENT LIABILITIES           16,161                    -           -      16,161
                                ----------           ---------- -----------  ----------

STOCKHOLDERS' EQUITY                 6,069              501,418           -     507,487
                                ----------           ---------- -----------  ----------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY            $   22,230           $  501,418           -  $  523,648
                                ==========           ========== ===========  ==========




                                  ACOLA CORP.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001

                             MegaChain.com, Ltd.   Acola Corp.   Pro Forma
                                 (Unaudited)        (Audited)   Adjustments     Total
                             -------------------  ------------- -----------  ----------
EXPENSES
   Professional fees            $   12,312           $        -           -  $   12,312
   Selling and marketing               146                    -           -         146
   Management fee                   14,351                    -           -      14,351
   General and administrative       66,367                  411           -      66,778
                                ----------           ---------- -----------  ----------
TOTAL EXPENSES                      93,176                  411           -      93,587
                                ----------           ---------- -----------  ----------
LOSS FROM OPERATIONS               (93,176)                (411)          -     (93,587)

OTHER INCOME - Debt forgiveness    116,138                    -           -     116,138
INTEREST INCOME                        162                  329           -         491
                                ----------           ---------- -----------  ----------

NET INCOME/(LOSS)               $   23,124           $      (82)          -      23,042
                                ==========           ==========  ==========  ==========


BASIC AND DILUTED INCOME/(LOSS)
PER SHARE OF COMMON STOCK       $     0.08           $    (0.05)                   0.00
                                ==========           ==========  ==========  ==========

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING          305,065                1,500  29,998,500  30,305,065
                                ==========           ==========  ==========  ==========
                                     (A)                             (B)




The Pro Forma Adjustments consisted of the following:

(A) Substantially all of MegaChain's expenses were incurred in preparing the company for the reverse acquisition and winding down its operations.

(B) Net additional shares outstanding as a result of the exchange of old Acola shares for Acola Corp. (formerly MegaChain) shares and the subsequent conversion of preferred shares to common.